UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 24, 2010

Mitcham Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	000-25142	76-0210849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8141 SH 75 South, P.O. Box 1175, Huntsville, Texas		77342
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	936-291-2277

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 24, 2010 Mitcham Industries, Inc. (the "Company") and First Victoria National Bank entered into the First Amendment to Loan Agreement (the "Amendment") which amended the Loan Agreement dated September 24, 2008 (the "Loan Agreement"). Under the Amendment, the maturity of the Loan Agreement is extended to April 30, 2011 from September 24, 2010. All other terms of the Loan Agreement are unchanged. The Company paid a committment fee of $15,000 related to the Amendment.

Item 9.01 Financial Statements and Exhibits.

Exhibits

10.1 First Amendment to Loan Agreement dated March 24, 2010 by and between Mitcham Industries, Inc. and First Victoria National Bank

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mitcham Industries, Inc.

March 26, 2010	By:	Robert P. Capps

Name: Robert P. Capps
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Loan Agreement dated March 24, 2010 by and between Mitcham Industries, Inc. and First Victoria National Bank